UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  NOVEMBER 5, 2004

                            WESTERN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      IDAHO
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                 (State or Other Jurisdiction of Incorporation)

       0-50894                                            38-3661016
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(Commission File Number)                       (IRS Employer Identification No.)

         961 MATLEY LANE, SUITE 120
         RENO, NEVADA                                              89502

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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (775) 337-9433
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 5, 2004 Western Goldfields, Inc. (the "Company") signed a Exploration and Mining lease agreement with Mountain Gold Exploration Inc./IW Exploration ("MGE-IW"). The agreement is effective as of October 20, 2004 and gives Western Goldfields the opportunity to explore the Holly Gold Property which is located in Pershing County, Nevada.

A brief description of the material terms of the agreement is as follows:

         The mineral rights to which the agreement relates are described in Exhibit A of the agreement. Pursuant to the agreement, the Company is required to maintain the property and claims in good standing with the necessary authorities.

         Under the terms of the Agreement there is a two percent Net Smelter Royalty payable to MGE-IW: one percent to Mountain Gold Exploration and one percent to IW Exploration Co. The Advance Royalty payments range from $6,208 payable upon signing to $100,000 due on or before the six year anniversary date and each year thereafter. In addition, the Company will issue up to 250,000 shares of its restricted stock, ranging from 25,000 shares upon signing to 100,000 shares on or before the second anniversary date.

         The agreement provides for minimum yearly work commitment obligations ranging from $10,000 in spending prior to the first anniversary date of the agreement to $200,000 in spending prior to the sixth anniversary date of the agreement and each year thereafter. All expenditures are cumulative and any excess spending in any one year would be credited towards future exploration obligations.

         A more detailed break down of the royalty payments, stock issuance obligations and work commitment obligations is contained in the agreement.

One of the corporations which is a partner of MGE-IW is a corporation owned by one of the directors of the Company.

9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 1.01:

         10.1 Holly Gold Property Exploration and Mining Lease Agreement, dated as of October 20, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 11, 2004                 Western Goldfields, Inc.


                                         By:     /s/ Mark Shonnard
                                            ------------------------------------
                                         Name:   Mark Shonnard
                                              ----------------------------------
                                         Title:  Chief Financial Officer
                                               ---------------------------------

                                  EXHIBIT INDEX
                                  -------------

              Exhibit No.        Exhibit Name
              -----------        ------------

         The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 1.01:

                  10.1 Holly Gold Property Exploration and Mining Lease Agreement, dated as of October 20, 2004